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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    _________________________________________

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Employee Stock Purchase Plan of Heska Corporation of our report dated May 14, 1996, relating to the financial statements of Diamond Animal Health, Inc. included in its Registration Statement (Form S-1, No. 333-25767) filed with the Securities and Exchange Commission.



                                              McGLADREY & PULLEN, LLP


Des Moines, Iowa
July 7, 1997